From: EnviroStar, Inc.

290 NE 68 Street

Miami, FL 33138

Henry M. Nahmad (305) 754-8676

Michael Steiner (305) 754-8676

FOR RELEASE at 8:00AM on Monday February 12, 2018

EnviroStar Completes the Acquisitions of AAdvantage Laundry Systems and Sky-Rent

Miami, Florida – February 12, 2018 – EnviroStar, Inc. (NYSE American: EVI) announced that it completed the acquisition of Zuf Acquisitions I LLC d/b/a/ AAdvantage Laundry Systems, a Dallas, Texas based distributor of commercial laundry products and a provider of installation and maintenance services, and Sky-Rent LP, a Dallas, Texas based provider of commercial laundry rental solutions (collectively “AAdvantage”).

Henry M. Nahmad, EVI’s Chairman and Chief Executive Officer, commented: “AAdvantage represents EVI’s first investment in the southcentral region of the United States. This investment is consistent with our plan to build North America’s largest commercial laundry distributor delivering a comprehensive product offering, world-class installation and maintenance services, and advanced technologies that deliver on our pursuit of growth. We welcome all 51 members of the AAdvantage team and are excited to work together in the years ahead.”

About EnviroStar

EnviroStar, Inc. is a distributor of commercial, industrial, and vended laundry products and industrial boilers, including related parts and supplies. Through its subsidiaries, EVI sells its products and provides installation and maintenance services to thousands of customers across the United States, the Caribbean, and Latin America. EVI seeks to grow its North American market share through the execution of its buy-and-build strategy. In that pursuit, EVI intends to focus on buying market-leading laundry and commercial cleaning products businesses, and building them through the implementation of a growth culture that focuses on adding new locations, offering a more expansive and complimentary product line, and delivering a vast array of technical services.

Forward-Looking Statements

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of EnviroStar, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, that the acquisitions of AAdvantage and Sky-Rent may not be accretive to EnviroStar’s earnings or otherwise have a positive impact on EnviroStar’s operating results or financial condition to the extent anticipated or at all, integration risks, risks related to the business, operations and prospects of each of AAdvantage and Sky-Rent and EnviroStar’s plans with respect thereto, and the risks related to EnviroStar’s operations, results, financial condition, financial resources, and growth strategy, including EnviroStar’s ability to find and complete other acquisition opportunities, and the impact of any such acquisitions on EnviroStar’s operations, results and financial condition. Reference is also made to other economic, competitive, governmental, technological and other risks and factors discussed in EnviroStar’s filings with the Securities and Exchange Commission, including, without limitation, those disclosed in the “Risk Factors” section of EnviroStar’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 filed with the SEC on September 28, 2017. Many of these risks and factors are beyond EnviroStar’s control. In addition, past performance and perceived trends may not be indicative of future results. EnviroStar cautions that the foregoing factors are not exclusive. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. EnviroStar does not undertake to, and specifically disclaims any obligation to, update or supplement any forward-looking statement, whether as a result of changes in circumstances, new information, subsequent events or otherwise, except as may be required by law.